For Immediate Release

Contact:  Brian Frank

   (917) 748-1390

   bfrank@frankfunds.com

FRANK VALUE FUND CELEBRATES FIVE YEAR ANNIVERSARY

Back-to-Buffett approach wins shareholders and accolades

Parsippany, NJ – September 8, 2009 – Boasting a phenomenal public track record and three times being named a Wall Street Journal Category King, the Frank Value Fund (NASDAQ: FRNKX) is celebrating its five year anniversary. Portfolio manager Brian Frank started the fund knowing a nimble, independent mutual fund could outperform both the market averages and the larger fund companies. Five years later, its performance has won shareholders’ trust. The Frank Value Fund has not only trounced the market averages and competition, but the fund has also weathered one of the worst stock markets in 75 years.

“The big fund companies let shareholders down. Investors are looking for a new way forward, and the Frank Value Fund provides superior returns and safety” states Brian.

The Frank Value Fund invests in similar companies to Warren Buffett’s early partnership - industry leaders with high free cash production purchased at opportunistic prices. With a focus on downside risk, the fund aims to avoid permanent losses by holding companies with the strongest balance sheets.

Average Annual Total Return

Frank Value Fund*

S&P 500

YTD 8/31/09

38.08%

14.97%

3 Years Ended 8/31/09

0.16%

-5.78%

5 Years Ended 8/31/09

4.10%

0.49%

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About Frank Value Fund

The Frank Value Fund (NASDAQ: FRNKX) is a multi-cap mutual fund aiming to provide investors with superior returns and minimal risk. The fund focuses on high-quality companies with strong-balance sheets, limited competition, and low valuations. The Frank Value Fund also concentrates its investment in its best ideas, focuses on the fundamentals, and ignores the noise of day-to-day trading. This long-term, back-to-basics approach has enabled the fund to significantly outperform both its competition and benchmark, the S&P 500, since inception on July 21, 2004. The fund has been awarded as a Wall Street Journal Category King three times in 2009. For investment information and a prospectus visit www.frankfunds.com/fund.html.

* Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.